ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2026
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Managed Distribution Policy

The Board of Directors of Adams Diversified Equity Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. The Fund pay distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
Rising geopolitical tensions, spiking oil prices, and renewed uncertainty around monetary policy all led to U.S. stocks declining in the first quarter of 2026. The S&P 500 Index was essentially flat through the first two months of the year as investors shifted towards a wider mix of cyclicals and defensives amid concerns surrounding the ultimate return on investment from artificial intelligence (AI)-related capital expenditures. In late February, joint U.S.-Israeli strikes on Iran sparked a broader regional conflict and prompted a rapid shutdown of oil shipments throughout the region. Oil prices rose sharply—more than 50% in
“For investors, managing emotions in the face of short-term volatility can be much more challenging than the volatility itself.”

March, with the price of West Texas Intermediate closing above $100 for the first time since 2022—exacerbating concerns about inflation and potentially slower growth. Investor expectations shifted repeatedly as events unfolded.
In March, the S&P 500 declined 5.0%, posting one of its worst monthly returns since the fall of 2022, and finished the quarter down 4.3%. Beneath the surface, the market continued to broaden, a trend that began to take shape in late 2025. Cyclical sectors were the strongest performers and value stocks broadly outperformed their growth counterparts. Investor sentiment toward AI continued to shift away from companies investing heavily in AI infrastructure to those providing the materials and services to facilitate the build out.
A persistent tug-of-war over interest rate expectations added to rising volatility. As the year began, many economists anticipated possible rate cuts later in the year, but markets rapidly reassessed the path of interest rate policy amid rising energy prices and firmer inflation. The U.S. Federal Reserve (Fed) emphasized caution, noting that the inflation outlook had become increasingly uncertain following the oil-driven price shock.
Meanwhile, corporate earnings remained a bright spot. More than 70% of S&P 500 companies reported results ahead of expectations, with revenue growth and margins proving more resilient than many had feared. This underlying strength helped steady the market at a time when macro-driven volatility was rising.
Within the S&P 500, Energy was by far the strongest performer, surging with energy prices. Materials, Utilities, and Industrials also outperformed, supported by signs of improving economic activity and higher capital and defense spending. In contrast, Financials, Consumer Discretionary, and Information Technology (IT) were the weakest S&P 500 sectors in the first quarter. Softer consumer fundamentals, shifting AI sentiment, rising credit quality concerns, and a reversal in rate cut expectations weighed on these segments of the market. Dispersion of performance within sectors widened noticeably, as individual stock outcomes

Letter to Shareholders (continued)

diverged based on the perceived risk of AI-driven obsolescence, unexpected policy signals from Washington, and sensitivity to shifting rates and input costs.
Our Fund posted a -4.8% return in the first quarter and trailed the Index’s -4.3% return. On a relative basis, stock selection in the IT, Communication Services, and Real Estate sectors weighed the most on the Fund’s relative returns. Conversely, Industrials was the largest positive contributor, driven by stock selection.
Within IT, our holdings declined 9.7%, modestly trailing the sector’s return in the S&P 500. The evolution of AI is having a pronounced impact on the sector as semiconductors and hardware providers have been clear beneficiaries of the increased spending while software stocks have been perceived as AI laggards. The beneficiaries saw significant revenue growth and expanding backlogs of new orders, driving earnings higher. This was evident in the results of one of our largest holdings in the sector, Lam Research, a leading provider of semiconductor manufacturing equipment. As demand for its products remained strong, Lam beat fourth quarter earnings expectations by 8.5% and future earnings estimates were raised by nearly 25%. Despite the negative rhetoric, many of the AI laggards continued to report solid earnings with favorable outlooks as evidenced by our Fund’s holdings in Microsoft and Palantir Technologies, a provider of business operating software. We added exposure to the AI beneficiaries during the quarter as we expect the stocks to benefit from significant revenue growth and visibility over the next year.
Our performance in Communication Services lagged the benchmark’s sector return of  -6.9% by 1.8 percentage points as the leadership of the big AI spenders waned and more defensive stocks in the sector moved higher. The telecommunications group outperformed, driven by its strong free cash flow generation and favorable dividend yields. Our holding in T-Mobile outperformed the sector but significantly lagged its two bigger peers, which was the primary driver of our relative underperformance.
The Industrials sector benefited from the continued spending to build out AI infrastructure and broad-based cyclical improvement. Our Industrials holdings increased 10.0% in the quarter compared to a 5.2% return for the benchmark. Early in the quarter, we bought Vertiv Holdings, a supplier of power and thermal management systems, which was one of the best performing stocks in the sector. Transportation stocks offered significant upside potential as the economic cycle improves after years of weak volumes. As demand has improved, we have seen strength in both FedEx, which we bought late last year, and J.B. Hunt, a leading provider of truck-based freight services, which we added to the portfolio in March.
For the three months ended March 31, 2026, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -4.8%. This compared to the -4.3% total return for the S&P 500 and a -4.4% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was -4.2%. During the quarter, the Fund paid distributions to shareholders of  $57.6 million, or $.47 per share.

Letter to Shareholders (continued)

For the twelve months ended March 31, 2026, the Fund’s total return on NAV was 17.8%. Comparable figures for the S&P 500 and Morningstar U.S. Large Blend category were 17.8% and 16.4%, respectively. The Fund’s total return on market price was 25.2%.
Even by recent standards, the current backdrop feels unusually unsettled. In the near term, much will depend on how the conflict in the Middle East evolves, how long it lasts, and how powerful and persistent the impact of higher oil prices proves to be on inflation and interest rates. The Fed’s next moves remain fluid, with wide-ranging expectations amid shifting war news and policy signals.
The constant flow of news can make the environment feel more disorienting than it truly is. This quarter demonstrated how quickly the narrative can swing from one headline to the next, and how easily sentiment can shift. We believe the long-term drivers of equity returns—cash flows, competitive positioning, balance sheet strength, and disciplined capital allocation—remain as important as ever. Corporate earnings continue to be broadly resilient and many companies continue to demonstrate an ability to navigate through uncertainty. For investors, managing emotions in the face of short-term volatility can be much more challenging than the volatility itself.
As we look ahead, we will continue to monitor earnings trends, energy markets, the state of the consumer, and the evolving policy landscape. But our approach does not change with every twist in the news cycle. Periods like this reinforce the value of staying disciplined. We remain focused on identifying high-quality companies with durable advantages and on maintaining a long-term perspective—investing through full market cycles with careful attention to valuation and risk management.
By order of the Board of Directors,
James P. Haynie, CFA Chief Executive Officer	D. Cotton Swindell, CFA President
April 16, 2026

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2026	2025
At March 31:
Net asset value per share	$23.07	$21.28
Market price per share	$21.89	$18.99
Shares outstanding	123,761,531	118,862,758
Total net assets	$2,854,922,339	$2,529,977,563
Average net assets	$2,986,319,613	$2,648,938,560
Unrealized appreciation on investments	$1,356,617,662	$1,118,952,056

For the three months ended March 31:
Net investment income	$5,497,466	$5,222,188
Net realized gain (loss)	$69,148,413	$56,234,217
Total return (based on market price)	-4.2%	-3.9%
Total return (based on net asset value)	-4.8%	-3.9%

Key ratios:
Expenses to average net assets*	0.50%	0.57%
Net investment income to average net assets*	0.74%	0.79%
Portfolio turnover*	73.7%	74.8%
Net cash & short-term investments to net assets	0.6%	0.7%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2026
(unaudited)
	Market Value	Percent of Net Assets
NVIDIA Corporation	$220,964,800	7.7%
Apple Inc.	194,733,067	6.8
Alphabet Inc. Class A	153,988,380	5.4
Microsoft Corporation	151,103,394	5.3
Amazon.com, Inc.	111,257,834	3.9
Broadcom Inc.	81,215,424	2.8
Adams Natural Resources Fund, Inc.*	72,889,015	2.6
Meta Platforms, Inc. Class A	63,220,365	2.2
JPMorgan Chase Co.	60,262,500	2.1
Tesla, Inc.	47,918,575	1.7
	$1,157,553,354	40.5%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

March 31, 2026
(unaudited)
	Shares	Value (a)
Common Stocks — 99.4%
Communication Services — 10.0%
Alphabet Inc. Class A	535,500	$153,988,380
Meta Platforms, Inc. Class A	110,500	63,220,365
Netflix, Inc. (b)	210,520	20,241,498
State Street Communication Services Select Sector SPDR ETF	88,700	9,833,282
Take-Two Interactive Software, Inc. (b)	53,200	10,507,000
TKO Group Holdings, Inc. Class A	88,500	17,846,025
T-Mobile US, Inc.	53,000	11,131,590
		286,768,140
Consumer Discretionary — 10.0%
Airbnb, Inc. Class A (b)	155,000	19,573,400
Amazon.com, Inc. (b)	534,200	111,257,834
Deckers Outdoor Corporation (b)	84,500	8,457,605
Home Depot, Inc.	73,800	24,272,082
McDonald’s Corporation	74,400	23,122,776
O’Reilly Automotive, Inc. (b)	208,500	19,246,635
Tesla, Inc. (b)	128,900	47,918,575
Uber Technologies, Inc. (b)	314,300	22,607,599
Wayfair, Inc. Class A (b)	116,700	8,777,007
		285,233,513
Consumer Staples — 5.2%
Coca-Cola Company	144,000	10,951,200
Costco Wholesale Corporation	13,700	13,651,091
Dollar General Corporation	138,400	16,432,232
PepsiCo, Inc.	176,776	27,451,545
Philip Morris International Inc.	200,135	33,090,321
Procter & Gamble Company	70,249	10,146,765
Walmart Inc.	301,443	37,463,336
		149,186,490
Energy — 4.4%
Adams Natural Resources Fund, Inc. (c)(f)	2,621,907	72,889,015
Chevron Corporation	140,227	29,012,966
Halliburton Company	303,500	11,833,465
Targa Resources Corp.	48,600	12,185,478
		125,920,924

Schedule of Investments (continued)

March 31, 2026
(unaudited)
	Shares	Value (a)
Financials — 12.6%
Bank of America Corp.	932,768	$45,472,440
Berkshire Hathaway Inc. Class B (b)	83,843	40,177,566
Capital One Financial Corporation	90,370	16,486,199
Charles Schwab Corp.	322,800	30,336,744
Everest Group, Ltd.	27,000	8,824,950
Goldman Sachs Group, Inc.	36,500	30,878,635
JPMorgan Chase & Co.	204,863	60,262,500
M&T Bank Corporation	119,900	24,785,728
Mastercard Incorporated Class A	35,062	17,519,079
MSCI Inc. Class A	34,600	18,649,746
Principal Financial Group, Inc.	209,100	18,842,001
State Street Financial Select Sector SPDR ETF	255,200	12,599,224
Visa Inc. Class A	113,261	34,232,005
		359,066,817
Health Care — 9.5%
AbbVie, Inc.	129,400	28,143,206
Biogen Inc. (b)	100,300	18,387,999
Centene Corporation (b)	226,500	7,415,610
CVS Health Corporation	200,700	14,414,274
Eli Lilly and Company	50,768	46,694,883
Gilead Sciences, Inc.	177,100	24,682,427
Johnson & Johnson	102,800	25,128,432
Medtronic plc	192,900	16,714,785
Merck & Co., Inc.	300,200	36,111,058
State Street Health Care Select Sector SPDR ETF	285,000	41,783,850
UnitedHealth Group Incorporated	41,000	11,094,190
		270,570,714
Industrials — 9.1%
Boeing Company (b)	37,700	7,503,431
EMCOR Group, Inc.	21,800	16,095,158
FedEx Corporation	65,500	23,329,790
GE Aerospace	45,700	12,968,289
GE Vernova Inc.	43,300	37,796,570
J.B. Hunt Transport Services, Inc.	107,100	22,694,490
Johnson Controls International plc	137,300	17,979,435
L3Harris Technologies, Inc.	65,400	22,572,810
Lincoln Electric Holdings, Inc.	97,300	24,235,484
PACCAR Inc	174,000	20,097,000
Parker-Hannifin Corporation	27,900	24,977,196
Republic Services, Inc.	68,500	15,002,870
Vertiv Holdings Co. Class A	51,800	12,980,044
		258,232,567

Schedule of Investments (continued)

March 31, 2026
(unaudited)
	Shares	Value (a)
Information Technology — 32.4%
Advanced Micro Devices, Inc. (b)	128,000	$26,039,040
Amphenol Corporation Class A	133,900	16,918,265
Analog Devices, Inc.	79,000	25,133,060
Apple Inc.	767,300	194,733,067
Arista Networks, Inc. (b)	163,764	20,106,944
Broadcom Inc.	262,400	81,215,424
Cisco Systems, Inc.	353,800	27,451,342
Corning Incorporated	36,300	4,935,711
International Business Machines Corporation	61,900	15,003,941
Lam Research Corporation	201,700	43,095,222
Lumentum Holdings, Inc. (b)	3,600	2,529,936
Micron Technology, Inc.	49,800	16,824,432
Microsoft Corporation	408,200	151,103,394
NVIDIA Corporation	1,267,000	220,964,800
Oracle Corporation	74,700	10,989,117
Palantir Technologies Inc. Class A (b)	118,700	17,363,436
Palo Alto Networks, Inc. (b)	116,200	18,629,184
Salesforce, Inc.	65,700	12,264,219
SanDisk Corporation (b)	7,400	4,701,516
Snowflake, Inc. (b)	65,300	9,848,546
Western Digital Corporation	20,500	5,545,045
		925,395,641
Materials — 1.8%
Crown Holdings, Inc.	115,100	11,538,775
Ecolab Inc.	34,500	9,177,690
Freeport-McMoRan, Inc.	275,500	16,193,890
Nucor Corporation	83,200	14,069,120
		50,979,475
Real Estate — 1.9%
CBRE Group, Inc. Class A (b)	94,400	12,787,424
Iron Mountain, Inc.	80,800	8,252,912
Prologis, Inc.	142,000	18,769,560
Public Storage	28,900	7,828,432
Simon Property Group, Inc.	35,900	6,696,427
		54,334,755
Utilities — 2.5%
Ameren Corporation	146,200	16,070,304
Constellation Energy Corporation	21,400	5,975,950
Entergy Corporation	200,100	22,483,236
NextEra Energy, Inc.	259,400	24,093,072
Vistra Corp.	18,900	2,841,237
		71,463,799
Total Common Stocks
(Cost $1,480,850,383)		2,837,152,835

Schedule of Investments (continued)

March 31, 2026
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 3.70% (e)	16,348,014	16,348,014
Northern Institutional Funds Treasury Portfolio, Premier Class, 3.53% (e)	449,232	449,232
Total Short-Term Investments
(Cost $16,798,036)		16,797,246
Total — 100.0%
(Cost $1,497,798,419)		2,854,416,081
Other Assets Less Liabilities — 0.0%		506,258
Net Assets — 100.0%		$2,854,922,339

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the three months ended March 31, 2026, investments in affilates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Fund, Inc. (non-controlled)*	2,621,907	—	1,260,615	15,698,263	72,889,015
Total		$—	$1,260,615	$15,698,263	$73,355,015

*
The Fund elected to receive 49,223 shares (cost basis $1,260,594) in lieu of cash for distributions received in 2026. Cost basis at end of period was $43,689,507.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Steven G. Chambers	James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(877) 260-8188
Website: www.computershare.com/us
Email: info@computershare.com